                                                                   EXHIBIT 10.31




                                                                  EXECUTION COPY

                            THE CERPLEX GROUP, INC.

                      EXTENSION AND FORBEARANCE AGREEMENT


                 This EXTENSION AND FORBEARANCE AGREEMENT (this "Agreement") is dated as of March 31, 1997 and entered into by and among THE CERPLEX GROUP, INC., a Delaware corporation ("COMPANY"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("LENDERS") and WELLS FARGO BANK NATIONAL ASSOCIATION, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and, for purposes of Section 4 hereof, CERTECH Technology, Inc., Cerplex Mass., Inc., Cerplex Limited, Apex Computer Company, Cerplex Subsidiary, Inc., Peripheral Computer Support, Inc., Modcomp/Cerplex L.P., Modcomp Joint Venture, Inc., Modular Computer Services, Inc., Modular Computer Systems GmbH and Modcomp France S.A. (collectively, "GUARANTORS"), and is made with reference to that certain Credit Agreement dated as of October 12, 1994, as amended by that certain First Amendment to Credit Agreement and Limited Waiver dated as of April 15, 1996 and that certain Second Amendment to Credit Agreement and Limited Waiver dated as of November 30, 1996 (the "CREDIT AGREEMENT"), by and among Company, Lenders Administrative Agent and Guarantors. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                 WHEREAS, the Commitment Termination Date with respect to the Loans outstanding under the Credit Agreement is March 31, 1997; and

                 WHEREAS, Company and Lenders have entered into negotiations to restructure certain of the Loans outstanding under the Credit Agreement; and

                 WHEREAS, Company and Lenders desire to enter into this Agreement in order to provide time to determine whether or not the parties are able to reach an agreement with respect to the terms of such a restructure;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  EXTENSION

                 Lenders hereby agree to extend the Commitment Termination Date under the Credit Agreement to and including the earlier of (i) the date on which any agreement by the parties to the Note Purchase Agreement waiving all defaults under the Note Purchase Agreement expires or is terminated and (ii) April 9, 1997 (the period from the date hereof to the earlier of the dates referred to in clause (i) and (ii) being referred to herein as the "EXTENSION PERIOD"). During the Extension Period, the Credit Agreement shall remain in full force and effect in accordance with its terms except that no Loans shall be extended to Company.

                 The agreement of Lenders set forth herein is not, and should not be construed to be, a commitment to further extend the Commitment Termination Date or to restructure any of the obligations under the Credit Agreement. Company hereby acknowledges that any restructuring is subject to the negotiation, execution and delivery of definitive agreements, in each case satisfactory to all Lenders, Administrative Agent and their respective counsel. Company hereby further acknowledges that no Lender may enter into any agreement relating to a restructuring of Company's obligations under the Credit Agreement and the other Loan Documents unless it obtains all necessary approvals required under its internal credit approval policies and procedures. No statements made by any representative of any Lender of Administrative Agent shall be construed as a commitment of, and no such statement shall bind, any Lender or Administrative Agent. Only a fully approved, signed and delivered agreement shall constitute or be deemed to constitute a binding agreement. Moreover, no agreement relating to any restructuring issue shall create a binding obligation until an agreement is reached on all such issues and reduced to a fully approved, executed and delivered written contract.

                 Company has informed Administrative Agent that as of March 31, 1997 Company will be in default under subsection 7.6 of the Credit Agreement (the "EXISTING DEFAULTS"). Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby agree to forbear from the exercise of remedies that are or may be available under the Credit Agreement and the other Loan Documents by reason of the occurrence and continuation of such Defaults during the Extension Period.

                 The agreement of Lenders set forth herein shall not in any manner limit or impair any rights or remedies that Lenders may have (i) at the expiration of the Extension Period or (ii) with respect to any Defaults or Events of Default (other than the Existing Defaults) during the Extension Period.

SECTION 2.       CONDITIONS TO EFFECTIVENESS

                 This Agreement shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent:

         A. Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following:

                 (i) Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Agreement, certified as of the date hereof by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                 (ii) Signature and incumbency certificates of its officers executing this Agreement dated as of the date hereof; and

                 (iii) Duly executed Allonges extending the maturity date of the Notes.

         B. Company and all Lenders shall have delivered (including by facsimile transmission) originally executed copies of this Agreement to Administrative Agent.

         C. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Brobeck, Phleger & Harrison, counsel for Company, dated March 31, 1997, in form and substance reasonably satisfactory to Administrative Agent and its counsel as to such matters as Administrative Agent acting on behalf of Lenders may reasonably request.

         D. Administrative Agent, on behalf of Lenders, shall have received duly executed copies of an agreement, in form and substance satisfactory to Lenders, waiving all defaults under the Note Purchase Agreement until April 9, 1997.

SECTION 3.       COMPANY'S REPRESENTATIONS AND WARRANTIES

                 In order to induce Lenders to enter into this Agreement, Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Agreement.

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of Company.

         C. NO CONFLICT. The execution and delivery by Company of this Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Agreement has been duly executed and delivered by Company and is the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

SECTION 4.       ACKNOWLEDGEMENT AND CONSENT

                 Company is a party to the Company Collateral Documents, in each case as amended through the date hereof, pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Guarantors are a party to the Guaranty and the Subsidiary Collateral Documents, in each case as amended through the date hereof, pursuant to which each Guarantor has (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Grantor under the Guaranty. Company and Guarantors are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranty, the Company Collateral Documents and the Subsidiary Collateral Documents are collective referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                 Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein.

                 Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable.

SECTION 5.  MISCELLANEOUS

         A. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         B. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         C. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   THE CERPLEX GROUP, INC.


                                   By: _________________________________________
                                   Title: ______________________________________


                                   CERTECH TECHNOLOGY, INC. (for purposes
                                   of Section 4 only) as a Credit Support Party


                                   By: _________________________________________
                                   Title: ______________________________________


                                   CERPLEX MASS., INC., (for purposes of
                                   Section 4 only) as a Credit Support Party


                                   By: _________________________________________
                                   Title: ______________________________________


                                   CERPLEX LIMITED (for purposes of
                                   Section 4 only) as a Credit Support Party


                                   By: _________________________________________
                                   Title: ______________________________________


                                   APEX COMPUTER COMPANY (for purposes of
                                   Section 4 only) as a Credit Support Party


                                   By: _________________________________________
                                   Title: ______________________________________

                                   CERPLEX SUBSIDIARY, INC. (for purposes of
                                   Section 4 only) as a Credit Support Party


                                   By: _________________________________________
                                   Title: ______________________________________


                                   PERIPHERAL COMPUTER SUPPORT, INC.
                                   (for purposes of Section 4 only)
                                   as a Credit Support Party


                                   By: _________________________________________
                                   Title: ______________________________________


                                   MODCOMP/CERPLEX L.P. (for purposes of
                                   Section 4 only) as a Credit Support Party

                                   By:  Cerplex Subsidiary, Inc.,
                                        as general partner


                                   By: _________________________________________
                                   Title: ______________________________________


                                   MODCOMP JOINT VENTURE, INC. (for purposes of Section 4 only) as a Credit Support Party


                                   By: _________________________________________
                                   Title: ______________________________________


                                   MODULAR COMPUTER SERVICES, INC.(for purposes of Section 4 only) as a Credit Support Party


                                   By: _________________________________________
                                   Title: ______________________________________

                                  MODULAR COMPUTER SYSTEM GMBH (for purposes of
                                  Section 4 only) as a Credit Support Party


                                  By: _________________________________________
                                  Title: ______________________________________


                                  MODCOMP FRANCE S.A. (for purposes of
                                  Section 4 only) as a Credit Support Party


                                  By: _________________________________________
                                  Title: ______________________________________


                                  WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  Individually and as Administrative Agent


                                  By: _________________________________________
                                  Title: ______________________________________


                                  SUMITOMO BANK OF CALIFORNIA, as a Lender


                                  By: _________________________________________
                                  Title: ______________________________________


                                  BHF-BANK AKTIENGESELLSCHAFT, as a Lender


                                  By: _________________________________________
                                  Title: ______________________________________

                                   COMMERCIAL BANK CALIFORNIA, as a Lender


                                   By: _________________________________________
                                   Title: ______________________________________